UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2019

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2019, Paramount Gold Nevada Corp. (“Paramount”, “we”, or the “Company”) accepted subscriptions from various accredited investors for the purchase of our senior secured convertible notes (the “Convertible Notes”) in the private placement described under Item 3.02 below.  The Company’s obligations under the Convertible Notes are secured pursuant to a security agreement (the “Security Agreement”) covering all assets of the Company.

The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

The forms of the Convertible Notes and Security Agreement are filed as Exhibits 4.1 and 10.1 respectively, to this Current Report on Form 8-K. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On September 10, 2019, Paramount received binding commitments for a private placement of Convertible Notes for gross proceeds totaling $5.34 million.

Each Convertible Note had an issue price of $975 per $1,000 face amount with a four year maturity. The Convertible Notes will bear interest at a rate of 7.5% per annum, payable semi-annually. At our option, interest on the Convertible Notes may be paid in shares of our common stock. The principal amount of the Convertible Notes will be convertible at a price of $1.00 per share of Paramount common stock. At any point after the second anniversary of the issuance of the Convertible Notes, Paramount may force conversion if the share price remains above $1.75 for 20 consecutive trading days.

Based in part upon the representations of the investors set forth in the subscription agreements, the Convertible Notes and the underlying common stock will be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as an issuance not involving a public offering.

Item 7.01. Regulation FD Disclosure

On September 10, 2019, the Paramount issued a press release announcing the private placement of its Convertible Notes. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the U.S. Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Paramount under the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.

(d)List of Exhibits

Exhibit Number	Description

Exhibit 4.1	Form of Senior Secured Convertible Note to be issued effective September 16, 2019
Exhibit 10.1	Form of Security Agreement to be dated September 16, 2019
Exhibit 99.1	Press Release of Paramount dated September 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: September 13, 2019	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer